UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2017

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

(972) 387-3562

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

Set forth below is information concerning each matter submitted to a vote at the 2017 Annual Meeting, including the final voting results.

Proposal No. 1:  The stockholders elected each of the following persons as a director to serve for a term of one year or until their successors are elected and qualified or until their earlier death, resignation or removal.

	For	Withheld	Broker Non-Votes
Steven R. Becker	26,446,153	153,766	11,520,152
Terry Burman	26,468,246	131,673	11,520,152
James Corcoran	25,093,617	1,506,302	11,520,152
Barry Gluck	26,462,517	137,402	11,520,152
Frank Hamlin	26,445,435	154,484	11,520,152
William Montalto	26,461,315	138,604	11,520,152
Sherry M. Smith	26,464,602	135,317	11,520,152
Richard S Willis	26,464,443	135,476	11,520,152

Proposal No. 2:  The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement.

For	Against	Abstain	Broker Non-Votes
25,776,641	787,433	35,845	11,520,152

Proposal No. 3:  The stockholders approved a frequency of every year (1 YEAR) on future advisory votes on executive compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	Broker Non-Votes
25,886,766	102,377	575,689	35,087	11,520,152

In connection with the Annual Meeting, the Board of Directors recommended that stockholders approve a frequency of every year (1 YEAR) on future advisory votes on executive compensation.  In light of such recommendation and the vote cast by stockholders as shown above, the Board of Directors, on November 15, 2017, determined that the Company will hold future advisory votes on executive compensation on an annual basis.

Proposal No. 4:  The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

For	Against	Abstain
37,936,589	166,053	17,429

No other matters were voted upon at the meeting.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: November 17, 2017	By:	/s/ Bridgett C. Zeterberg
Bridgett C. Zeterberg
Corporate Secretary

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